SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

April 24, 2019

______________________

HOLLY BROTHERS PICTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55018	46-2111820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

462 Stevens Ave, #310 Solana Beach, CA		92075
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (858) 987-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 4.01.

Change in Registrant’s Certifying Accountant

(i) AMC Auditing, LLC ("AMC"), the independent registered public accounting firm of Holly Brothers Pictures, Inc. (the "Company"), announced effective February 1, 2019, that AMC was acquired by a new auditing firm, Prager Metis CPA’s LLP (“Prager”), and that all of the employees of AMC were joining Prager.

(ii) As a result, effective April 23, 2019, AMC resigned as the Company's independent registered public accounting firm. The Company's Board of Directors engaged Prager to serve as the Company's independent registered public accounting firm effective April 23, 2019.

(iii) The reports of AMC on the financial statements of the Company as of and for the fiscal years ended March 31, 2018, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv) During the Company's fiscal years ended March 31, 2018 and the subsequent interim period from April 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC, would have caused AMC to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(v) During the Company's fiscal years ended March 31, 2018, and the subsequent interim period from April 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company's fiscal years ended March 31, 2018, and the subsequent interim period from April 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vii) The Company has provided AMC with a copy of the disclosures in this report and has requested that AMC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AMC agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from AMC Auditing, LLC dated April 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY BROTHERS PICTURES, INC.

	By:	/s/ Brent Willson
	Name:	Brent Willson
	Title:	Chief Executive Officer

April 24, 2019

 3